Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO SECTION 906 OF

THE SARBANES-OXLEY ACT OF 2002, AS AMENDED

In connection with the Annual Report of ICG Group, Inc. (the “Company”) on Form 10-K for the year ending December 31, 2013 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Walter W. Buckley, III, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, as amended, that:

(1)	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Walter W. Buckley, III
Walter W. Buckley, III Chief Executive Officer March 17, 2014